Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,950,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,350.85
Total Offset Amount	0.00
Net Fee	$ 5,350.85